Exhibit 99.2

H.J. Heinz Company
Income Statement
(Unaudited)

(In Millions, Except per Share Amounts)	2006	2007	2008	Q109	Q209	Q309	Q409	2009	Q110

Category Sales:
Ketchup and Sauces	$3,530.3	$3,682.1	$4,081.9	$1,098.6	$1,077.1	$1,000.4	$1,075.5	$4,251.6	$1,068.8
Meals and Snacks	3,876.7	4,026.2	4,521.7	1,058.2	1,174.3	1,071.2	1,058.2	4,361.9	950.4
Infant/Nutrition	863.9	929.1	1,089.5	309.5	268.0	252.8	275.1	1,105.3	292.0
Other	372.4	364.3	377.7	117.0	93.2	90.2	128.9	429.3	156.7
Total Sales	8,643.4	9,001.6	10,070.8	2,583.2	2,612.5	2,414.6	2,537.8	10,148.1	2,467.9
Cost of products sold	5,550.4	5,608.7	6,390.1	1,649.1	1,691.8	1,560.1	1,663.4	6,564.4	1,593.8
Gross Profit	3,093.1	3,392.9	3,680.7	934.1	920.7	854.5	874.3	3,583.6	874.1
Gross Margin	35.8%	37.7%	36.5%	36.2%	35.2%	35.4%	34.5%	35.3%	35.4%
Selling, general and adminstrative expenses	1,979.5	1,946.2	2,111.7	541.9	534.4	472.7	541.1	2,090.0	508.2
Operating Income	1,113.6	1,446.7	1,569.0	392.3	386.3	381.8	333.2	1,493.7	366.0

Net Interest Expense	283.1	291.4	323.3	63.2	73.1	70.2	69.0	275.5	54.3
Asset impairment charges for cost and equity investments	111.0	-	-	-	-	-	-	-	-
Other (Expense)/Income, net	(20.3)	(16.6)	(16.3)	(2.7)	82.3	17.5	(4.2)	92.9	(5.4)
Income from Continuing Operations before income taxes	699.2	1,138.7	1,229.3	326.4	395.5	329.1	260.1	1,311.1	306.2
Provision for income taxes	250.7	332.8	372.9	92.1	113.1	85.3	82.6	373.1	87.1
Income from continuing operations	448.5	805.9	856.5	234.3	282.5	243.8	177.4	938.0	219.1
Income/(loss) from discontinued operations, net of tax	202.8	(5.9)	-	-	-	-	-	-	-
Net Income	651.3	800.0	856.5	234.3	282.5	243.8	177.4	938.0	219.1
Less: Net income attributable to the noncontrolling interest	(5.7)	(14.3)	(11.6)	(5.3)	(5.7)	(1.5)	(2.3)	(14.9)	(6.5)
Net income attributable to H.J. Heinz Company	$645.6	$785.7	$844.9	$229.0	$276.7	$242.3	$175.1	$923.1	$212.6

Income/(loss) per common share - Diluted
Continuing operations	$1.29	$2.38	$2.61	$0.72	$0.87	$0.76	$0.55	$2.89	$0.67
Discontinued operations	0.59	(0.02)	-	-	-	-	-	-	-
Net Income	$1.89	$2.36	$2.61	$0.72	$0.87	$0.76	$0.55	$2.89	$0.67

Average common shares outstanding - diluted	342.1	332.5	321.7	316.8	318.4	318.7	318.3	318.1	317.2

Income/(loss) per common share - Basic
Continuing operations	$1.31	$2.40	$2.65	$0.73	$0.88	$0.77	$0.55	$2.93	$0.67
Discontinued operations	0.60	(0.02)	-	-	-	-	-	-	-
Net Income	$1.90	$2.39	$2.65	$0.73	$0.88	$0.77	$0.55	$2.93	$0.67

Average common shares outstanding - basic	339.1	328.6	317.0	312.0	313.7	314.5	314.8	313.7	315.1

Fiscal year 2006 contains special items. Please refer to published financial statements for further information.
Amounts and presentation has been restated pursuant with the Fiscal 2010 adoptions of FAS 160 and FSP EITF 03-6-1.
(Totals may not add due to rounding)

H. J. Heinz Company
Continuing Operations, Excluding Special Items
(Unaudited)

(In Millions, Except per Share Amounts)	2006	2007	2008	Q109	Q209	Q309	Q409	2009	Q110

Reported results from continuing operations

Net Sales	$8,643.4	$9,001.6	$10,070.8	$2,583.2	$2,612.5	$2,414.6	$2,537.8	$10,148.1	$2,467.9

Gross Profit	$3,093.1	$3,392.9	$3,680.7	$934.1	$920.7	$854.5	$874.3	$3,583.6	$874.1
Separation, downsizing and integration	17.4	-	-	-	-	-	-	-	-
Net loss on disposals & impairments	74.1	-	-	-	-	-	-	-	-
Gross Profit excluding special items	$3,184.6	$3,392.9	$3,680.7	$934.1	$920.7	$854.5	$874.3	$3,583.6	$874.1

Operating Income	$1,113.6	$1,446.7	$1,569.0	$392.3	$386.3	$381.8	$333.2	$1,493.7	$366.0
Separation, downsizing and integration	146.7	-	-	-	-	-	-	-	-
Net loss on disposals & impairments	89.7	-	-	-	-	-	-	-	-
Operating Income excluding special items	$1,350.0	$1,446.7	$1,569.0	$392.3	$386.3	$381.8	$333.2	$1,493.7	$366.0

Income from continuing operations attributable to H.J. Heinz Company	$442.8	$791.6	$844.9	$229.0	$276.7	$242.3	$175.1	$923.1	$212.6
Separation, downsizing and integration	96.6	-	-	-	-	-	-	-	-
Net loss on disposals & impairments	48.3	-	-	-	-	-	-	-	-
Asset impairment charges for cost and equity investments	105.6	-	-	-	-	-	-	-	-
American jobs creation act	24.4	-	-	-	-	-	-	-	-
Income from continuing operations attributalbe to H.J. Heinz Company excluding special items	$717.7	$791.6	$844.9	$229.0	$276.7	$242.3	$175.1	$923.1	$212.6

Earnings per share from continuing operations attributable to H.J. Heinz Company	$1.29	$2.38	$2.61	$0.72	$0.87	$0.76	$0.55	$2.89	$0.67
Separation, downsizing and integration	0.28	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net loss on disposals & impairments	0.14	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Asset impairment charges for cost and equity investments	0.31	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
American jobs creation act	0.07	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Earnings per share from continuing operations attributable to H.J. Heinz Company excluding special items	$2.10	$2.38	$2.61	$0.72	$0.87	$0.76	$0.55	$2.89	$0.67

Segment Operating Income/(Loss), excluding special items:
North American Consumer Products	$590.0	$625.7	$678.4	$168.1	$191.5	$191.4	$173.7	$724.8	$184.2
Europe	526.4	566.4	636.9	156.7	134.8	133.3	136.4	561.3	125.6
Asia / Pacific	126.6	150.2	194.9	66.5	50.7	31.5	33.8	182.5	53.3
U.S. Foodservice	212.1	216.1	169.6	24.9	38.7	36.3	29.3	129.2	31.2
Rest of World	31.6	39.5	45.4	12.7	14.9	11.8	13.0	52.3	18.1
Other:
Non-operating	(136.6)	(151.1)	(156.2)	(36.7)	(44.3)	(22.5)	(53.0)	(156.4)	(30.7)
Streamling costs (a)	-	-	-	-	-	-	-	-	(15.7)
Total Operating Income	$1,350.0	$1,446.7	$1,569.0	$392.3	$386.3	$381.8	$333.2	$1,493.7	$366.0

(a) First Quarter ended July 29, 2009- Includes costs associated with targeted workforce reductions and asset write-offs that were part of a corporation-wide initiative to improve productivity.

Fiscal year 2006 contains special items. Please refer to published financial statements for further information.
Amounts and presentation has been restated pursuant with the Fiscal 2010 adoptions of FAS 160 and FSP EITF 03-6-1.
(Totals may not add due to rounding)

H. J. Heinz Company
Sales Variance Analysis
(Unaudited)

(Dollars in Millions)	2006**	2007**	2008	Q109	Q209	Q309	Q409	2009	Q110

Net external sales:
North American Consumer Products	$2,554.1	$2,739.5	$3,011.5	$741.2	$827.3	$761.6	$805.9	$3,136.0	$727.2
Europe	2,987.7	3,076.8	3,532.3	918.2	887.9	804.4	800.2	3,410.7	788.8
Asia / Pacific	1,221.1	1,319.2	1,599.9	457.8	386.2	354.4	429.0	1,627.4	469.2
U.S. Foodservice	1,569.8	1,556.3	1,559.4	353.4	391.0	380.3	381.2	1,506.0	346.5
Rest of World	310.7	309.8	367.7	112.6	120.1	113.8	121.4	468.0	136.1
Sales (Net Revenue)	$8,643.4	$9,001.6	$10,070.8	$2,583.2	$2,612.5	$2,414.6	$2,537.8	$10,148.1	$2,467.9

Sales Variance by Segment:

North American Consumer Products:
Volume	7.7%	2.6%	3.5%	4.7%	2.9%	(7.6%)	(0.3%)	(0.4%)	(4.9%)
Price	0.4%	2.1%	3.5%	5.6%	8.0%	5.8%	7.6%	6.8%	5.4%
Acquisition	3.9%	1.9%	0.7%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Divestiture	(0.1%)	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Exchange	1.3%	0.7%	2.2%	1.3%	(1.5%)	(3.8%)	(4.3%)	(2.3%)	(2.4%)
Total Change in Net Sales	13.2%	7.3%	9.9%	11.5%	9.4%	(5.7%)	2.9%	4.1%	(1.9%)
Total Organic Growth	8.1%	4.7%	7.0%	10.3%	10.9%	(1.8%)	7.3%	6.4%	0.5%

Europe:
Volume	1.2%	(2.4%)	4.5%	6.4%	(2.8%)	(4.8%)	(1.7%)	(1.0%)	(4.3%)
Price	(1.4%)	1.7%	3.3%	4.3%	7.2%	9.7%	6.6%	7.1%	5.1%
Acquisition	9.1%	1.9%	0.1%	1.3%	3.5%	3.2%	2.1%	2.5%	2.2%
Divestiture	(1.8%)	(5.6%)	(1.5%)	(0.1%)	0.0%	0.0%	0.0%	0.0%	0.0%
Exchange	(4.3%)	7.3%	8.5%	8.0%	(6.0%)	(20.9%)	(24.5%)	(12.0%)	(17.1%)
Total Change in Net Sales	2.7%	3.0%	14.8%	19.9%	1.8%	(12.9%)	(17.6%)	(3.4%)	(14.1%)
Total Organic Growth	(0.2%)	(0.7%)	7.8%	10.7%	4.4%	4.9%	4.9%	6.1%	0.8%

Asia/Pacific:
Volume	8.1%	4.6%	6.5%	10.2%	(3.7%)	(7.6%)	(3.8%)	(1.4%)	(2.2%)
Price	0.0%	2.3%	2.8%	5.6%	5.2%	7.2%	6.4%	6.1%	4.1%
Acquisition	2.3%	0.0%	2.8%	1.8%	(0.1%)	8.9%	15.4%	6.8%	12.7%
Divestiture	(1.3%)	(0.3%)	(1.2%)	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Exchange	(0.9%)	1.5%	10.4%	5.8%	(3.9%)	(16.9%)	(21.8%)	(9.8%)	(12.0%)
Total Change in Net Sales	8.2%	8.0%	21.3%	23.3%	(2.4%)	(8.3%)	(3.8%)	1.7%	2.5%
Total Organic Growth	8.1%	6.9%	9.3%	15.8%	1.5%	(0.4%)	2.6%	4.7%	1.9%

U.S. Foodservice:
Volume	0.2%	(0.4%)	(1.1%)	(4.3%)	(5.1%)	(8.7%)	(5.8%)	(6.0%)	(6.0%)
Price	0.3%	1.7%	1.7%	1.5%	2.6%	4.6%	5.1%	3.5%	5.6%
Acquisition	3.9%	1.6%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Divestiture	0.0%	(3.7%)	(0.4%)	0.0%	(1.3%)	(0.9%)	(1.2%)	(0.9%)	(1.6%)
Exchange	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Total Change in Net Sales	4.4%	(0.9%)	0.2%	(2.8%)	(3.8%)	(5.1%)	(1.9%)	(3.4%)	(2.0%)
Total Organic Growth	0.5%	1.2%	0.6%	(2.8%)	(2.5%)	(4.1%)	(0.7%)	(2.5%)	(0.4%)

Rest of World:
Volume	2.6%	5.0%	6.3%	12.6%	6.3%	2.7%	(1.9%)	4.6%	(3.3%)
Price	6.4%	8.9%	13.6%	24.6%	27.2%	29.5%	28.8%	27.6%	26.2%
Acquisition	4.9%	0.0%	0.0%	0.0%	0.0%	0.0%	0.8%	0.2%	1.0%
Divestiture	(8.3%)	(11.8%)	(1.7%)	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Exchange	(3.9%)	(2.3%)	0.6%	(0.9%)	(3.5%)	(9.7%)	(6.0%)	(5.2%)	(3.1%)
Total Change in Net Sales	1.7%	(0.3%)	18.7%	36.4%	30.0%	22.4%	21.7%	27.3%	20.9%
Total Organic Growth	8.9%	13.8%	19.9%	37.2%	33.5%	32.2%	26.9%	32.2%	22.9%

Total Heinz:
Volume	3.8%	0.7%	3.6%	5.0%	(1.3%)	(6.4%)	(2.3%)	(1.5%)	(4.3%)
Price	(0.1%)	2.1%	3.3%	5.2%	7.1%	8.0%	7.5%	7.0%	6.0%
Acquisition	5.6%	1.5%	0.6%	0.7%	1.2%	2.5%	3.3%	2.0%	3.1%
Divestiture	(1.2%)	(3.1%)	(0.8%)	0.0%	(0.2%)	(0.1%)	(0.2%)	(0.1%)	(0.2%)
Exchange	(1.5%)	2.9%	5.1%	4.0%	(3.3%)	(11.4%)	(13.9%)	(6.6%)	(9.0%)
Total Change in Net Sales	6.7%	4.1%	11.9%	14.9%	3.5%	(7.5%)	(5.6%)	0.8%	(4.5%)
Total Organic Growth	3.7%	2.8%	6.9%	10.2%	5.8%	1.6%	5.2%	5.5%	1.7%

** Fiscal 2007 had one less week than Fiscal 2006

(Totals may not add due to rounding)

H. J. Heinz Company
Consolidated Balance Sheets
(Unaudited)

(In millions)	2006	2007	2008	2009	Q110

Current assets:
Cash and cash equivalents	$445.4	$652.9	$617.7	$373.1	$550.7
Trade receivables, net	773.8	812.2	919.4	881.2	756.5
Other receivables, net	228.3	184.7	242.1	290.6	296.0
Inventories	1,073.7	1,198.0	1,378.2	1,237.6	1,333.5
Prepaid expenses	139.7	132.6	139.5	125.8	172.9
Short-term restricted cash	-	-	-	-	192.7
Other current assets	43.0	38.7	28.7	36.7	45.2
Total current assets	2,703.9	3,019.0	3,325.6	2,945.0	3,347.5

Property, plant and equipment, net	1,900.6	1,998.2	2,104.7	1,978.3	2,068.6

Other non-current assets:
Goodwill	2,822.6	2,834.6	2,997.5	2,687.8	2,817.3
Trademarks, net	776.9	892.7	957.1	889.8	934.5
Other intangibles, net	269.6	412.5	456.9	405.4	424.8
Long-term restricted cash	-	-	-	192.7	-
Other non-current assets	1,264.3	876.0	723.2	565.2	556.4
Total other non-current assets	5,133.3	5,015.9	5,134.8	4,740.9	4,733.0
Total assets	$9,737.8	$10,033.0	$10,565.0	$9,664.2	$10,149.0

Current liabilities:
Short-term debt	$54.1	$165.1	$124.3	$61.3	$90.9
Portion of long-term debt due within one year	0.9	303.2	328.4	4.3	4.6
Trade payables	879.5	972.5	1,125.0	955.4	947.9
Other payables	155.6	208.6	122.5	157.9	136.5
Salaries and wages	84.8	85.8	92.6	91.3	88.1
Accrued marketing	216.3	262.2	298.3	233.3	247.8
Other accrued liabilities	476.7	414.1	487.7	485.4	394.4
Income taxes	150.4	93.6	91.3	73.9	124.4
Total current liabilities	2,018.2	2,505.1	2,670.1	2,062.8	2,034.7

Long-term debt and other liabilities:
Long-term debt	4,357.0	4,413.6	4,730.9	5,076.2	5,234.5
Deferred income taxes	518.7	463.7	409.2	345.7	350.5
Other liabilities	674.8	710.6	801.3	900.3	827.8
Total long-term debt and other liabilities	5,550.6	5,587.9	5,941.4	6,322.2	6,412.8

Shareholders' equity:
Preferred stock	0.1	0.1	0.1	0.1	0.1
Common stock	107.8	107.8	107.8	107.8	107.8
Additional capital	502.2	580.6	617.8	737.9	725.2
Retained earnings	5,454.1	5,778.6	6,129.0	6,525.7	6,605.2

Less:
Treasury shares, at cost	3,852.2	4,406.1	4,905.8	4,881.8	4,866.6
Unearned compensation	32.8	-	-	-	-
Accumulated other comprehensive loss	130.4	219.3	61.1	1,269.7	938.8

Total H.J. Heinz Company shareholders'equity	2,048.8	1,841.7	1,887.8	1,219.9	1,632.9
Noncontrolling interest	120.2	98.3	65.7	59.2	68.7
Total shareholders' equity	2,169.0	1,940.0	1,953.5	1,279.1	1,701.6
Total liabilities and shareholder's equity	$9,737.8	$10,033.0	$10,565.0	$9,664.2	$10,149.0

The following are acquisitions (A) and divestitures (D) that occurred during the respective years:
Fiscal 2006: HP Foods (A-U.K., U.S. and Canada), Petrosoyuz (A-Russia), Nancy's Specialty Foods, Inc. (A-U.S. and Canada), Kabobs, Inc. (A-U.S. Foodservice), European seafood (D),
Tegel® poultry (D- New Zealand), Hain equity investment (D-U.S.) and HAK® vegetable product line (D- Northern Europe).
Fiscal 2007: Renee's Gourmet Foods (A-Canada), non-core U.S. Foodservice product line (D), U.K. frozen and chilled product line (D) and Argentina pet food business (D).
Fiscal 2008: Cottee's® and Rose's® license (A-Australia and New Zealand), Wyko® brand and sauce business (A- Netherlands) and Portugal tomato paste business (D).
Fiscal 2009: Benedicta (A- France), La Bonne Cuisine (A- New Zealand), Golden Circle (A- Australia) and Papillion (A- South Africa)

Amounts and presentation has been restated pursuant with the Fiscal 2010 adoption of FAS 160.

(Totals may not add due to rounding)

H. J. Heinz Company
Consolidated Statements of Cash Flows
(Unaudited)

(In Millions)	2006*	2007	2008	2009	Q110

Cash Flows from Operating Activities
Net income	$651.3	$800.0	$856.5	$938.0	$219.1
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation	227.5	233.4	250.8	241.3	61.3
Amortization	36.4	32.8	38.1	40.1	11.6
Deferred tax (benefit)/provision	(57.7)	52.2	18.5	109.0	36.3
Other items, net	81.3	(4.6)	(4.9)	(225.2)	(155.9)
Changes in current assets and liabilities, excluding effects of acquisitions and divestitures:
Receivablse securitization facility	-	-	-	-	131.8
Receivables	115.6	11.0	(55.8)	(10.9)	57.3
Inventories	(47.4)	(82.5)	(133.6)	50.7	(29.7)
Prepaid expenses and other current assets	13.6	14.2	5.7	1.0	(28.2)
Accounts payable	56.5	56.5	89.2	(62.9)	(73.7)
Accrued liabilities	57.4	(4.5)	28.3	24.6	(102.7)
Income taxes	(59.5)	(46.3)	95.6	61.2	41.7
Cash provided by operating activities	1,075.0	1,062.3	1,188.3	1,166.9	168.9
Investing activities:
Capital expenditures	(230.6)	(244.6)	(301.6)	(292.1)	(48.7)
Proceeds from disposals of property, plant and equipment	19.4	60.7	8.5	5.4	0.6

Operating Free Cash Flow	863.8	878.4	895.2	880.2	120.8

Acquisitions, net of cash acquired	(1,100.4)	(89.0)	(151.6)	(293.9)	-
Net proceeds/(payments) related to divestitures	856.7	(4.1)	63.5	13.4	1.7
Change in restricted cash	-	-	-	(192.7)	-
Other items, net	3.1	(49.2)	(173.0)	(1.2)	(0.2)
Cash used for investing activities	(451.8)	(326.2)	(554.2)	(761.2)	(46.5)
Financing activities:
Payments on long-term debt	(727.8)	(52.1)	(368.2)	(427.4)	(27.4)
Proceeds from long-term debt	230.8	-	-	853.1	249.6
Proceeds/(payments) from commercial paper and short-term debt, net	298.5	384.1	483.7	(483.7)	(67.2)
Dividends	(408.2)	(461.2)	(485.2)	(525.3)	(133.0)
Purchase of treasury stock	(823.4)	(760.7)	(580.7)	(181.4)	-
Exercise of stock options	142.0	259.8	78.6	264.9	2.0
Other items, net	18.5	9.2	113.7	(16.5)	8.9
Cash used for financing activities	(1,269.4)	(620.9)	(758.1)	(516.3)	32.9
Cash provided by operating activities of discontinued operations spun-off to Del Monte	13.3	33.5	-	-	-
Effect of exchange rate changes on cash and cash equivalents	(5.4)	58.8	88.8	(133.9)	22.3
Net (decrease)/increase in cash and cash equivalents	(638.3)	207.5	(35.2)	(244.5)	177.6
Cash and cash equivalents at beginning of year	1,083.7	445.4	652.9	617.7	373.1
Cash and cash equivalents at end of year	$445.4	$652.9	$617.7	$373.1	$550.7

* Includes amounts from the European seafood and Tegel® poultry businesses that were discontinued in Fiscal 2006.

Amounts and presentation has been restated pursuant with the Fiscal 2010 adoption of FAS 160.

(Totals may not add due to rounding)